                       DOBSON COMMUNICATIONS CORPORATION

                CORPORATE STRUCTURE AND FOREIGN QUALIFICATIONS



Dobson Communications Corporation
         INCORPORATED: 2-3-97 Oklahoma
         FOREIGN QUALIFICATIONS: none

Subsidiaries:

Associated Telecommunications and Technologies, Inc.
         INCORPORATED: 8-2-91 Oklahoma
         FOREIGN QUALIFICATIONS: none
         SHAREHOLDER: DOC Cellular Subsidiary Company

DCC PCS, Inc.
         INCORPORATED: 6-7-95 Oklahoma
         FOREIGN QUALIFICATIONS: none
         SHAREHOLDER: Dobson Communications Corporation

Dobson Cellular of Arizona, Inc.
         INCORPORATED: 11-15-96 Oklahoma
         FOREIGN QUALIFICATIONS: Arizona
         SHAREHOLDER: Associated Telecommunications and Technologies, Inc.

Dobson Cellular of California, Inc.
         INCORPORATED: 10-16-97 Oklahoma
         FOREIGN QUALIFICATIONS: California
         SHAREHOLDER: DOC Cellular Subsidiary Company

Dobson Cellular of Imperial, Inc.
         INCORPORATED: 4-21-98 Oklahoma
         FOREIGN QUALIFICATIONS: California, Arizona
         SHAREHOLDER: Dobson Cellular Operations Company

Dobson Cellular of Kansas/Missouri, Inc.
         INCORPORATED: 10-2-95 Oklahoma
         FOREIGN QUALIFICATIONS: Kansas, Missouri
         SHAREHOLDER: DOC Cellular Subsidiary Company

Dobson Cellular of Maryland, Inc.
         INCORPORATED: 8-13-96 Oklahoma
         FOREIGN QUALIFICATIONS: Maryland, Pennsylvania, West Virginia
         SHAREHOLDER: DOC Cellular Subsidiary Company

Dobson Cellular of Navarro, Inc.
         INCORPORATED: 3-2-98 Oklahoma
         FOREIGN QUALIFICATIONS: Texas
         SHAREHOLDER: Dobson Cellular Operations Company

Dobson Cellular of Sandusky, Inc.
         INCORPORATED: 4-21-98 Oklahoma
         FOREIGN QUALIFICATIONS: Ohio
         SHAREHOLDER: DOC Cellular Subsidiary Company

Dobson Cellular of Texas, Inc.
         INCORPORATED:  8-5-97 Oklahoma
         FOREIGN QUALIFICATIONS: Texas
         SHAREHOLDER:  Dobson Cellular Operations Company

Dobson Cellular Operations Company
         INCORPORATED: 12-16-97 Oklahoma
         FOREIGN QUALIFICATIONS: none
         SHAREHOLDER: Dobson Communications Corporation

DOC Cellular Subsidiary Company
         INCORPORATED: 12-16-97 Oklahoma
         FOREIGN QUALIFICATIONS: none
         SHAREHOLDER: Dobson Operating Company

Dobson Cellular Systems, Inc.
         INCORPORATED: 5-22-90 Oklahoma
         FOREIGN QUALIFICATIONS: Texas
         SHAREHOLDER: DOC Cellular Subsidiary Company

Dobson Fiber/Forte Colorado, Inc.
         INCORPORATED: 6-18-91 Oklahoma
         FOREIGN QUALIFICATIONS: none
         SHAREHOLDER: Logix Communications Enterprises, Inc.

Dobson JV Company
         INCORPORATED: 7-2-99 Oklahoma
         FOREIGN QUALIFICATIONS: none
         SHAREHOLDER:  Dobson Communications Corporation

Dobson Operating Company
         INCORPORATED: 12-18-90 Oklahoma
         FOREIGN QUALIFICATIONS: none
         SHAREHOLDER: Dobson Communications Corporation

Dobson/Sygnet Communications Company
         INCORPORATED: 7-23-98 Oklahoma
         FOREIGN QUALIFICATIONS: none
         SHAREHOLDER: Dobson Communications Corporation

Dobson Telephone Company, Inc.
A/K/A MCLOUD TELEPHONE COMPANY
         INCORPORATED: 1-6-56 Oklahoma
         FOREIGN QUALIFICATIONS: Texas
         SHAREHOLDER: Logix Communications Enterprises, Inc.

Dobson Tower Company
         INCORPORATED: 11-30-98 Oklahoma
         FOREIGN QUALIFICATIONS: New York, Ohio, Pennsylvania
         SHAREHOLDER: Dobson Communications Corporation

Logix Communications Corporation
F/K/A DOBSON WIRELESS, INC.
         INCORPORATED: 6-7-96 Oklahoma
         FOREIGN QUALIFICATIONS: All 50 states and the District of Columbia(1)
         SHAREHOLDER: Logix Communications Enterprises, Inc.

Logix Communications Enterprises, Inc.
F/K/A DOBSON WIRELINE COMPANY
         INCORPORATED: 12-16-97 Oklahoma
         FOREIGN QUALIFICATIONS: none
         SHAREHOLDER: Dobson Operating Company

RSA 339, Inc.(2)
         INCORPORATED: 9-26-90 California
         FOREIGN QUALIFICATIONS: none
         SHAREHOLDER: Dobson Cellular of California, Inc.

Santa Cruz Cellular Telephone, Inc.
         INCORPORATED: 10-23-87 California
         FOREIGN QUALIFICATIONS: none
         SHAREHOLDER: Dobson Cellular of California, Inc. - 86.2312%



-------------------
         (1) In Massachusetts, Rhode Island, Ohio, Logix Communications Corporation is qualified as Dobson Wireless, Inc., with the pre-merger Logix Communications Corporation also being qualified.

         (2) RSA 339, Inc., has been merged into Dobson Cellular of California, Inc. The merger documents have been filed and approved by the Oklahoma Secretary of State, but approval by the applicable California authorities is pending.

Sygnet Communications, Inc.
         INCORPORATED: Ohio
         FOREIGN QUALIFICATIONS: Pennsylvania, New York
         SHAREHOLDER: Sygnet Wireless, Inc.

Sygnet Wireless, Inc.
         INCORPORATED: Ohio
         FOREIGN QUALIFICATIONS: Pennsylvania, New York
         SHAREHOLDER: Dobson/Sygnet Communications Company

Western Financial Services, Corp.
         INCORPORATED: 1-14-94 Oklahoma
         FOREIGN QUALIFICATIONS: none
         SHAREHOLDER: Dobson Communications Corporation


LIMITED PARTNERSHIP INTERESTS

Oklahoma RSA 5 Limited Partnership
         FORMATION: 8-9-89 Oklahoma
         OWNERSHIP INTEREST: Oklahoma Independent RSA 5 Partnership - 65% (Managing General Partner)

Oklahoma RSA 7 Limited Partnership
         FORMATION: 8-9-89 Oklahoma
         OWNERSHIP INTEREST: Oklahoma Independent RSA 7 Partnership - 65% (Managing General Partner)

Texas RSA No. 2 Limited Partnership
         FORMATION: 2-19-91 Oklahoma
         OWNERSHIP INTEREST: Dobson Cellular Systems, Inc. - 61%
         (Managing General Partner)

Oklahoma RSA 3 Limited Partnership
         FORMATION: Oklahoma
         OWNERSHIP INTEREST: Dobson Cellular Systems, Inc. - 5%
         (Limited Partner)

GENERAL PARTNERSHIP INTERESTS

FORTE of Colorado
         FORMATION:
         OWNERSHIP INTEREST: Dobson Fiber/FORTE of Colorado - 20%

Gila River Cellular General Partnership
         FORMATION: 9-30-97 Arizona
         OWNERSHIP INTEREST: Dobson Cellular of Arizona, Inc. - 75%

Oklahoma Independent RSA 5 Partnership
         FORMATION: 3-21-94 Oklahoma
         OWNERSHIP INTEREST: Dobson Cellular Systems, Inc. - 99%

Oklahoma Independent RSA 7  Partnership
         FORMATION: 3-21-94 Oklahoma
         OWNERSHIP INTEREST: Dobson Cellular Systems, Inc. - 99%